                                                                                                       Exhibit 32.1

                                  Certification of Chief Executive Officer under
                                   Section 906 of the Sarbanes-Oxley Act of 2002

         I hereby certify that the Quarterly Report on Form 10-Q of O'Sullivan Industries
Holdings, Inc. for the quarter ended September 30, 2003 fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934, and that the information contained in such quarterly report fairly presents, in all material respects, the financial condition and results of operations of O'Sullivan Industries Holdings, Inc.

Date:  November 13, 2003                                      -----------------------------------------------------

                                                                               Richard D. Davidson
                                                                      President and Chief Executive Officer

         A signed original of this written statement required by Section 906 has been provided to O'Sullivan Industries Holdings, Inc. and will be retained by O'Sullivan Industries Holdings,
Inc. and furnished to the Securities and Exchange Commission or its staff upon request.